UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 16, 2005
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                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Nevada                      0-14306                 84-0928627
  ------------------------------------------------------------------------------
  (State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
           ----------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
       230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
       240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
       Act (17 CFR 240.13e-4(c))


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                 SECTION 1 - REGISTRANT'S BUSINESS AND OPERATION

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

On March 16, 2005, the Registrant filed for protection as Debtor-In-Possession under Chapter 11 of the United States Bankruptcy Code in the United States
Bankruptcy  Court  for  the  District  of  Colorado.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 18, 2005                INTERCELL INTERNATIONAL
                                                 CORPORATION


                                        /s/ R. Mark Richards
                                        -------------------------------------
                                        R. Mark Richards,
                                        Chief Executive Officer and President


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